2024 KBW Virtual West Coast Bank Field Trip N o v em b e r 1 9 , 2 0 2 4

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on October 28, 2024.

S E C T I O N Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Franchise Highl ights 01

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $323.1 Million Market Cap $3.8 Billion Total Assets 4.98% Dividend Yield 16.40% Total RBC BMRC AT A GLANCE Data as of 9/30/24 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bob Gotelli EVP, Human Resources Director • 31 years of human resources experience • Joined Bank of Marin in 2000 David Bloom EVP, Head of Commercial Banking • 30 years of commercial banking experience • Joined Bank of Marin in 2023 Tim Myers President and Chief Executive Officer • 27 years of finance and banking experience • Joined Bank of Marin in 2007 Brandi Campbell EVP, Head of Retail Banking • 37 years of banking experience • Joined Bank of Marin in 2019 Sathis Arasadi EVP, Chief Information Officer • 32 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Tani Girton EVP, Chief Financial Officer • 40 years of financial services experience • Joined Bank of Marin in 2013 Misako Stewart EVP, Chief Credit Officer • 34 years of banking experience • Joined Bank of Marin in 2013 231 Years of Combined Experience Through Various Economic Cycles

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Long-Term Strategic Priorities A strategic and disciplined approach to delivering long-term value 01 02 03 04 Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY Drive high-quality LOAN GROWTH

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Third Quarter 2024 Highlights (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Activities • Originated $28.2 million of new loans • Acquired $35.7 million residential real estate loan pool, as previously announced • Began selected deposit rate reductions mid-August, reducing spot rate on non-deposit-network, interest-bearing deposits 18 bps while balances went up approximately $10.4 million by September 30th • Purchased $114.5 million available-for-sale securities with proceeds from Q2 balance sheet repositioning and saw $7.9 million improvement in unrealized losses on available-for-sale securities Capital • Bancorp total risk-based capital remained strong at 16.4% • Bancorp TCE / TA of 9.7%, 8.2% when adjusted for HTM securities 1 Key Operating Trends • Tax-equivalent net interest margin increased to 2.70% from 2.52%, reflecting higher average earning asset yields from Q2 balance sheet restructuring • Tax-equivalent yield on interest-earning assets of 4.04%, up 20 bps • Total cost of deposits stable at 1.46% (interest-bearing 2.63%) for Q3 and trending down at 1.43% (interest-bearing 2.59%) for the month of September • Book value per share increased to $27.17 and tangible book value per share1 similarly increased to $22.46 largely due to stock repurchase of 220 thousand shares and improvement in unrealized losses on available-for-sale securities Deposits and Liquidity • Total deposits increased 3.0% • Non-interest bearing deposits increased by $55.7 million and remained a strong 44.5% of total deposits • Uninsured deposits estimated to represent 28% of total deposits • Immediately available net funding $1.9 billion representing 208% coverage of estimated uninsured deposits Credit Quality • No provision for credit losses • Non-accrual loans of 1.91% (from 1.62% last quarter) of total loans, due largely to one relationship totaling $8.1 million moved to non-accrual status in Q3 due to ongoing renewal negotiations, no actual loss anticipated • Non-accrual loan payoff of $1.8 million including all accrued interest and fees • Classified loans stable with minimal migration and down to 2.51% (from 2.63% last quarter) of total loans due to payoff above

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Building Long-Term Shareholder Value Strong Core Deposit Franchise Largest community bank in Marin County with 12.0% market share 1 45% non-interest bearing deposits with a 1.46% cost of deposits in 3Q24 Improving Margin Outlook Improving asset yield due to: • weighted average rates on loan originations exceed payoff rates • Redeployment of $293 million security sales proceeds in higher yielding loans, securities, and cash • deceleration in funding costs continue in Q3 Seasoned Risk Management Classified loans remain stable Low NOO CRE office exposure in the City of San Francisco at 3% of total loans (5% of total NOO-CRE) and a weighted average 65% LTV Prudent Loan Growth Markets with proven track record of organic growth Key opportunistic relationship banking talent acquisitions due to market dislocation 63% loan-to-deposit ratio provides runway for additional growth Robust Capital Levels & Liquidity Regulatory capital ratios remain comfortably above “well-capitalized” thresholds $1.9 billion in available liquidity 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of June 30, 2024

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on delivering Long-Term, Consistent Growth • Proven ability to grow both organically and through M&A • Consistent cash dividend provides stable and reliable return for shareholders Note: Tangible book value per share (TBVPS) equals total shareholders’ equity, less intangible assets including goodwill and core deposit intangibles, divided by outstanding common shares at period end. Accumulated other comprehensive income (AOCI) represents the unrealized gains (losses) on available-for-sale securities, net of tax. Components of these calculations were derived from our financial reports filed with the SEC for each respective period. Additional information for Q3 2024 can be found in the Reconciliation of Non-GAAP Financial Measures in the Appendix. Tangible Book Value Per Share and Cumulative Cash Dividends $0.37 $0.77 $1.22 $1.73 $2.29 $2.92 $3.72 $4.64 $5.58 $6.56 $7.56 $8.31 $14.51 $15.89 $16.87 $18.35 $18.99 $20.57 $21.91 $23.09 $23.42 $25.45 $25.72 $24.10 Cumulative Cash Dividends TBVPS TBVPS (Excl AOCI) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 9/30/24 • We maintained high capital levels and are in a position of strength • Total risk-based capital of 16.4% • Tangible common equity ratio of 9.7% • Stock repurchases of 220,000 shares totaling $4.2 million in 3Q24 * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 15.2% 15.2% 16.4% 10.4% 9.7% 8.2% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Balance Sheet Highl ights 02

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix High-Quality Securities Portfolio Generates Cash Flow Data as of 9/30/24 AFS Securities Portfolio Agency MBS/CMO 70% GSEs 2% Municipal Bonds 23% Corporate Bonds & Other 2% USTs 3% ($ in millions at Fair Value) $368.2MM HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% $888.8MM ($ in millions at Cost) Average Yield1 — 3.29% Approx. Effective Duration — 3.58 Unrealized Losses (after tax) — $17.5 million TCE Bancorp — 9.7% Average Yield — 2.45% Approx. Effective Duration — 5.35 Unrealized Losses (after tax) — $70.8 million TCE Bancorp w/ HTM — 8.2% 2

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.46% (interest-bearing 2.63%) for Q3 and 1.43% (interest-bearing 2.59%) for the month of September • Bank began targeted deposit rate reductions mid-August with insignificant attrition • Our time deposits are not derived from brokered CD markets or advertised CD specials Total Deposit Mix at 3Q24Total Deposits ($ in millions) $2,337 $2,504 $3,808 $3,574 $3,290 $3,309 $1,271 $1,538 $2,201 $2,127 $1,667 $1,654 $968 $869 $1,457 $1,328 $1,372 $1,379$98 $97 $150 $119 $251 $276 Transaction Savings & MMDA Time 2019 2020 2021 2022 2023 3Q24 Non-Interest Bearing 44.5% IB DDA 5.5% Savings 6.7% Money Market 35.0% Time 8.3% $3.31B

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 48% of new accounts consisted of new relationships to the Bank • 59% of new accounts were non-interest bearing by count • 71% of new accounts were interest- bearing in dollars at a weighted average rate of 2.76% • Reciprocal deposit network program (expanded FDIC insurance products) utilization increased notionally by $30.9 million New Accounts Mix (by count) 3Q24Granular Deposit Account Composition Existing Relationships - New $ 18% Account Migration 34% New Relationships 48% 1,182 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 971,581 $ 334,178 $ 1,305,759 # of Accounts 15,363 17,544 32,907 Avg Balance Per Account $ 63 $ 19 $ 40 Business Account Balances $ 863,552 $ 1,133,147 $ 1,996,699 # of Accounts 3,764 11,465 15,229 Avg Balance Per Account $ 229 $ 99 $ 131 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $6.8 million Deposit Accounts Mix - Consumer vs Business 3Q24

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $1.9 Billion in Net Availability • Immediately available contingent funding represented 208% of September 30, 2024 estimated uninsured and/or uncollateralized deposits • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience Liquidity & Uninsured Deposits ($ in millions) 2.1x Coverage Ratio At September 30, 2024 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 204.9 N/A $ 204.9 Unencumbered Securities 302.3 N/A 302.3 External Sources FHLB line of credit 923.6 — 923.6 FRB line of credit 377.8 — 377.8 Lines of credit at correspondent banks 125.0 — 125.0 Total Liquidity $ 1,933.6 $ — $ 1,933.6 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above $1,933.6 $931.8 Liquidity Est. Uninsured and/or Uncollateralized Deposits

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan originations were at yields higher than those on paid off loans • Notable pipeline growth and diversification from key hires, enhanced compensation, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $1.843 $2.089 $2.256 $2.093 $2.074 $2.090 4.73% 4.15% 4.23% 4.29% 4.65% 4.79% Non-PPP Loans SBA PPP Loans Average Annual Yield on Loans 2019 2020 2021 2022 2023 3Q2024 Five-year compound annual loan growth rate: 3.4%1 Total Loans ($ in billions) 1 Compounded annual growth rate from September 30, 2019 to September 30, 2024 2 Includes American River Bank loans acquired in 3Q21 2

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 9/30/24 - No material changes from 2Q24 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 86% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 88% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $1.6 million • Construction loans represent a small portion of the overall portfolio OO-CRE 15% C&I 8% Consumer 14% Construction 2% NOO-CRE 61% 3Q24 Total Loans $2.1B Office 28% Mixed Use 8% Retail 20% Warehouse & Industrial 11% Multi-Family 16% Other 17% 3Q24 Total NOO-CRE Loans $1.3B

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2025 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2025 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 4 $10.6MM $10.6MM 4.32% 2.91x 2025 26 $84.5MM $79.3MM 5.01% 1.44x TOTAL 30 $106.3MM $99.1MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 4 $12.8MM $12.8MM 4.43% 1.35x 2025 17 $34.5MM $34.5MM 4.47% 1.58x TOTAL 21 $54.0MM $54.0MM *Commitments, outstanding balances and weighted average rates as of 9/30/24

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $349 million in credit exposure spread across our lending footprint comprised of 144 loans • $2.4 million average loan balance – largest loan at $16.4 million • 59% weighted average loan-to-value and 1.60x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 3% of total loan portfolio and 5% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 9/30/24 - No material changes from 2Q24 San Francisco 19% Alameda 6% Sacramento 7% Napa 10% Other Bay Area 13% Other 4% Marin 24% Sonoma 17% $349MM City of S.F. NOO CRE Office Portfolio Total Balance: $62.5 million Average Loan Bal: $5.2 million Number of Loans: 12 loans Wtd. Average LTV*: 65% Wtd. Average DCR: 1.04x Average Occupancy: 81% 11 of the 12 loans are secured by low rise buildings and one loan is secured by a 10 story building Note: Shortly after quarter end, one loan for $7.2 million was reclassified to OO CRE. For the purpose of this presentation, this loan has been moved to the OO CRE category.

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 9/30/24 - No material changes from 2Q24 Average Balance: $1.8MM Largest Balance: $13.8MM Total # of Loans: 141 Wtd. Avg. LTV*: 58% Average Balance: $1.9MM Largest Balance: $14.6MM Total # of Loans: 73 Wtd. Avg. LTV*: 55% Average Balance: $1.7MM Largest Balance: $21.6MM Total # of Loans: 121 Wtd. Avg. LTV*: 63% San Francisco 3% Alameda 5% Sacramento 21% Napa 17% Other Bay Area 15% Other 9% Marin 16% Sonoma 14% San Francisco 11% Alameda 18% Sacramento 18% Napa 3% Other Bay Area 4% Other 6% Marin 11% Sonoma 29% San Francisco 32% Alameda 20%Sacramento 6% Napa 5% Other Bay Area 5% Other 9% Marin 11% Sonoma 12% Retail 3Q24 Warehouse & Industrial 3Q24 Multifamily 3Q24 $247MM $136MM $207MM

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 9/30/24 Owner-Occupied CRE Portfolio As of 9/30/24 - No material changes from 2Q24 Retail 7% School 15% Wine 10% Church 6% Gas/Auto 8% Health Club 4% Mixed Use 3% Other 5% Office 19% Industrial 23% Napa 16% Sacramento 19% San Francisco 4% Sonoma 9% Other 17% Alameda 14% Marin 21% OO CRE by County 3Q24 Average Balance: $1.1MM Largest Loan: $15.2MM Wtd. Avg. LTV*: 47% Total Balance: $325.9MM Total Loans: 299 Note: Shortly after quarter end, one loan for $7.2 million was reclassified from NO OCRE to OO CRE. For the purpose of this presentation, this loan has been included above under the OO CRE category. OO CRE by Type 3Q24 $326MM $326MM

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans and, balances as of 9/30/24 Construction Portfolio Concentrations As of 9/30/24 Construction by Type 3Q24 Construction by County 3Q24 Multi-Family 49% 1-4 Residential 50% Land & Ag. 1% San Francisco 64% Napa 4% Other Bay Area 11% Marin 20% Sonoma 1% Average Balance: $3.2MM Largest Loan: $11.4MM Wtd. Avg. LTV*: 67% Total Balance: $39.3MM Unfunded Commitments: $9.7MM Total Loans: 12 $39MM • Construction loans decreased by a net $11.9 million since 2Q24 primarily from two project completions that converted to NOO CRE • The completions were in San Francisco County, decreasing the county concentration to 64% from 77% $39MM

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Income Statement Highl ights 03

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 3.98% 3.55% 3.17% 3.11% 2.63% 2.50% 2.52% 2.70% 4.16% 3.58% 3.36% 3.66% 3.81% 3.65% 3.69% 3.69% Bank of Marin Bancorp Peer Group Median 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% Tax Equivalent Net Interest Margin 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of June 30, 2024 1 Q2 Balance Sheet Repositioning contributed 30 bps lift in annualized NIM from just prior to repositioning, consistent with expectations

25 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 18 bps due primarily to higher rates on loans and higher interest-bearing cash balances, partially offset by lower securities balances and higher deposit rates • The Bank began deposit rate cuts in August and accelerated in September • As a result, the quarter-over-quarter increase in cost of deposits decelerated, increasing only by 1 bp compared to 7 bps last quarter. Linked- month cost of deposits reduced by 5 bps in September • Over time, we expect these cuts to offset declines in yields of floating rate assets • Our practice is to use conservative modeled beta assumptions relative to actuals for both rising and falling environments, and we make adjustments as needed to reflect repricing expectations Net Interest Margin Drivers 2.52% 0.03% (0.08)% 0.25% (0.03)% 0.01% 2.70% 2Q24 Loans Securities Cash Deposits Borrowings 3Q24 Net Interest Margin Linked-Quarter Change 2.03% 2.11% 2.24% 2.39% 2.47% 2.50% 2.51% 2.58% 2.60% 2.64% 2.67% 2.59% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.13% IB Deposits Fed Funds 10/23 11/23 12/23 1/24 2/24 3/24 4/24 5/24 6/24 7/24 8/24 9/24 Average Monthly Cost of IB Deposits vs. Fed Funds

26 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 9/30/2024 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Variable Rate at Floor Variable Rate at Ceiling Fixed Rate C&I $ 62.2 $ 24.2 $ 12.3 $ 32.6 $ 26.5 $ 2.6 $ 160.4 $ 54.0 $ 11.9 $ 23.4 $ — $ 71.1 Real estate: Owner-occupied CRE 0.3 9.3 38.3 61.7 202.1 7.0 318.7 0.2 36.6 97.1 — 184.8 Non-owner occupied CRE 19.0 60.0 214.7 271.5 688.1 13.1 1,266.4 7.8 102.8 347.8 — 808.0 Construction 2.2 31.8 5.3 — — — 39.3 2.2 — 2.0 15.3 19.8 Home equity 0.6 85.2 — — 0.7 — 86.5 85.8 — — — 0.7 Other residential — 7.0 1.0 0.6 1.5 140.5 150.6 — 8.4 106.6 — 35.6 Installment & other consumer 0.3 2.8 7.8 3.1 53.2 1.0 68.2 0.6 8.9 9.3 — 49.4 Total $ 84.6 $ 220.3 $ 279.4 $ 369.5 $ 972.1 $ 164.2 $ 2,090.1 $ 150.6 $ 168.6 $ 586.2 $ 15.3 $ 1,169.4 % of Total 4% 11% 13% 18% 47% 7% 100% 7% 8% 28% 1% 56 % Weighted Average Rate 8.24% 7.26% 4.82% 5.15% 4.35% 4.69% 5.04% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. Investment Securities2 * at 9/30/24 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied Maturity & Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 26.3 $ 204.2 $ 254.8 $ 265.1 $ 458.8 $ 269.6 $ 1,478.8 % of Total 2% 14% 17% 18% 31% 18% 100%

27 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Total Non-Interest Components Consistent and diverse sources of non-interest income bolster revenue through cycles Investment in our people, branches and technology provide a runway for future growth Non-interest Income ($ in millions) Non-interest Expense ($ in millions) $9.1 $8.6 $10.1 $10.9 $5.0 $(24.1) 0.36% 0.30% 0.29% 0.25% 0.12% (0.56)% Non-interest income Non-interest income Non-interest income/avg. assets Average Assets 2019 2020 2021 2022 2023 YTD24 $58.0 $58.5 $72.6 $75.3 $79.5 $63.5 55.3% 55.6% 63.1% 54.4% 73.8% 140.1% 81.5% Non-interest expense Efficiency ratio *Non-GAAP excl sec sale loss 2019 2020 2021 2022 2023 YTD24 Salaries & benefits 56% Occupancy & equipment 10% Data processing 5% Professional services 6% Dep. network fees 4% FDIC Ins 2% Other 17% Wealth mgmt & trust 22% Service charges 19% BOLI 15% Interchange fees 18% FHLB dividends 13% Other 13% 1Nine Months ended September 30, 2024 non-interest income as a percentage of average assets is annualized, excluding the impact of the security sales pre-tax loss of $32.5 million 2See Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) 1 1 Sources of NII (excluding security sale loss) 2

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Capita l & Asset Qual i ty 04

29 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.47%, consistent with prior quarter • Non-accrual balances increased largely due to one $8.1 million NOO CRE loan which moved to non-accrual while renewal negotiations remain ongoing. Management believes there is no expectation of actual loss related. • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in 4Q23 charge-offs included $406 thousand charged to the allowance due to the sale of an acquired loan. Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.00% 0.02% 0.00% 2020 2021 2022 2023 2024YTD -0.0025 0 0.0025 0.005 0.0075 0.01 Non-accrual Loans / Total Loans Quarterly Progression 0.27% 0.39% 0.31% 1.62% 1.91% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.00% 0.02% 0.00% 2020 2021 2022 2023 2024 YTD 0.00% 0.25% 0.50% 0.75% 1.00%

30 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 AOCI and Tangible Equity M ill io ns $373.0 $378.7 $389.0 $398.4 $407.9 $414.6 $416.2 $418.4 $415.5 $415.5 $390.2 $387.7 $371.0 $341.4 $331.0 $318.4 $334.2 $352.6 $346.8 $341.8 $362.5 $360.4 $358.9 $361.2 $37.3 $58.0 $80.0 $73.7 $62.0 $69.4 $76.6 $53.0 $55.1 $31.3 $26.5 35.0% 40.0% 42.0% 40.8% 42.8% 42.5% 42.0% 39.5% 38.8% 38.5% 33.1% 31.3% 8.8% 8.0% 7.8% 7.5% 8.2% 8.7% 8.6% 8.6% 9.7% 9.8% 9.9% 9.7% Tangible Equity (net AOCL Impact) Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Sep 2023 Dec 2023 Mar 2024 Jun 2024 Sep 2024 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

32 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except per share amounts; unaudited) September 30, 2024 Tangible Common Equity - Bancorp Total stockholders' equity $ 436,960 Goodwill and core deposit intangible (75,782) Total TCE a 361,178 Unrealized losses on HTM securities, net of tax 1 (70,837) Unrealized losses on HTM securities included in AOCI, net of tax 2 7,951 TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 298,292 Total assets $ 3,792,833 Goodwill and core deposit intangible (75,782) Total tangible assets c 3,717,051 Unrealized losses on HTM securities, net of tax 1 (70,837) Unrealized losses on HTM securities included in AOCI, net of tax 2 7,951 Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,654,165 Bancorp TCE ratio a / c 9.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 8.2 % Tangible Book Value Per Share Common shares outstanding e 16,083 Book value per share $ 27.17 Tangible book value per share (non-GAAP) a / e $ 22.46 For further discussion about these non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on October 28, 2024. 1 Unrealized losses on held-to-maturity securities as of September 30, 2024 of $100.6 million, including the unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $29.8 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56%. 2 The remaining unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $3.3 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56% are added back as they are already included in AOCI.

33 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Nine months ended Net income (loss) September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 Net income (loss) (GAAP) $ 4,570 $ (21,902) $ (14,410) $ 19,285 Adjustments: Losses on sale of investment securities from portfolio repositioning — 32,542 32,542 — Related income tax benefit — (9,620) (9,620) — Adjustments, net of taxes — 22,922 22,922 — Comparable net income (non-GAAP) $ 4,570 $ 1,020 $ 8,512 $ 19,285 Diluted earnings (loss) per share Weighted average diluted shares 16,066 16,108 16,076 16,017 Diluted earnings (loss) per share (GAAP) $ 0.28 $ (1.36) $ (0.90) $ 1.20 Comparable diluted earnings per share (non-GAAP) $ 0.28 $ 0.06 $ 0.53 $ 1.20 Return on average assets Average assets $ 3,763,660 $ 3,751,159 $ 3,775,320 $ 4,119,130 Return on average assets (GAAP) 0.48% (2.35) % (0.51) % 0.63 % Comparable return on average assets (non-GAAP) 0.48% 0.11% 0.30% 0.63 % Return on average equity Average stockholders' equity $ 435,645 $ 432,692 $ 434,773 $ 424,606 Return on average equity (GAAP) 4.17% (20.36) % (4.43) % 6.07 % Comparable return on average equity (non-GAAP) 4.17% 0.95% 2.62% 6.07 % Efficiency ratio Non-interest expense $ 20,417 $ 21,894 $ 63,480 $ 60,192 Net interest income 24,269 22,467 69,430 78,497 Non-interest income (GAAP) 2,888 (29,755) (24,113) 8,272 Losses on sale of investment securities from portfolio repositioning — 32,542 32,542 — Non-interest income (non-GAAP) $ 2,888 $ 2,787 $ 8,429 $ 8,272 Efficiency ratio (GAAP) 75.18% (300.37) % 140.08% 69.37 % Comparable efficiency ratio (non-GAAP) 75.18% 86.70% 81.53% 69.37%

34 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com